UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2023

Bumble Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40054	85-3604367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas	78756
(Address of Principal Executive Offices)	(Zip Code)

(512) 696-1409

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 2, 2023, Bumble Inc. (the “Company”) announced that certain selling stockholders affiliated with Blackstone Inc. (“Blackstone”) and its founder, Whitney Wolfe Herd (collectively, the “Selling Stockholders”), have commenced an underwritten public offering of 12,500,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”) pursuant to an automatically effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2023. Additionally, Blackstone intends to grant the underwriters a 30-day option to purchase up to an additional 1,875,000 shares of the Company’s Class A common stock.

The Company is not selling any shares of Class A common stock in the offering and will not receive any of the proceeds from the sale. The Company will bear the costs associated with the sale of such shares, other than the underwriting discounts.

In connection therewith, the Company has announced preliminary estimates of its paying users for the quarter-to-date periods ended February 28, 2023 and 2022 based upon information available to it as of the date hereof. The results for the quarter-to-date period are preliminary and are not necessarily indicative of the results that may be expected for the full quarter ended March 31, 2023 or any other period. Historical results are not necessarily indicative of the results expected for any future period. In addition, during the course of the preparation of the Company’s results for the three months ended March 31, 2023, additional adjustments to the preliminary estimated information presented below may be identified. Any such adjustments may be material.

(Amounts in thousands)	January 1 through February 28, 2023	January 1 through February 28, 2022	% Change
Bumble App Paying Users(1)	2,279.2	1,743.7	30.7%
Badoo App and Other Paying Users(1)	1,143.2	1,275.2	(10.4)%
Total Paying Users(1)	3,422.5	3,018.9	13.4%

(1)

See “Certain Definitions” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on February 28, 2023 (the “2022 Form 10-K”) for a definition of “Bumble App Paying User,” “Badoo App and Other Paying User” and “Total Paying Users.”

The Company uses a number of operational and other metrics in order to evaluate performance and make decisions about its business. For additional information regarding the Company’s use of these metrics, see “Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Operating Metrics” in the 2022 Form 10-K. Growth in paying users is subject to inherent risk, uncertainties and challenges. See “Part I. Item 1A. Risk Factors” in the 2022 Form 10-K.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, its operations, its financial performance and its industry. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described under “Risk Factors” in the Company’s registration statement relating to the offering and “Item 1A. Risk Factors” in the 2022 Form 10-K, each as filed with the SEC, as such factors may be updated from time to time in the Company’s periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

By:	/s/ Anuradha B. Subramanian
Name:	Anuradha B. Subramanian
Title:	Chief Financial Officer

Date: March 2, 2023